SECOND AMENDMENT TO
                            AGREEMENT OF PARTNERSHIP
                       GEODYNE PRODUCTION PARTNERSHIP II-D


      This Second Amendment to Agreement of Partnership of Geodyne Production Partnership II-D (the "Partnership") is entered into by and between Geodyne Resources, Inc. ("Resources"), a Delaware corporation, as successor Managing Partner, and Geodyne Energy Income Limited Partnership II-D ("Geodyne II-D"), as General Partner.

      WHEREAS, on May 10, 1988, Geodyne Production Company ("Production"), as Managing Partner, and Geodyne II-D, as General Partner, executed and entered into that certain Agreement of Partnership of PaineWebber/Geodyne Energy Income Production Partnership II-D (the "Agreement"); and

      WHEREAS, on February 26, 1993, Production and Geodyne II-D executed and entered into that certain First Amendment to Agreement, whereby it changed (i) the name of the Partnership from "PW/Geodyne Production Partnership II-D" to "Geodyne Production Partnership II-D", (ii) the address of the Partnership's principal place of business, and (iii) the address for the Partnership's agent for service of process; and

      WHEREAS, Section 10.1 of the Agreement provides that the managing partner of the partnership (the "Managing Partner") may, without prior notice or consent of any other Partner (as defined in the Agreement), amend any provision of this Agreement if, in its opinion, such amendment does not have a material adverse effect upon the Limited Partnership (as defined in the Agreement); and

      WHEREAS, Production merged with and into Geodyne Resources, Inc. ("Resources"), its parent corporation, effective June 30, 1996; and

      WHEREAS, Section 6.1 of the Agreement provides that the Managing Partner may assign its Managing Partner Interest to any entity which shall become a successor Managing Partner, if such assignment is in connection with a merger; and

      WHEREAS, as a result of the merger of Production with and into Resources, ownership of the Managing Partner Interest in the Partnership is assigned to Resources by operation of law; and

      WHEREAS, as a result of the merger of Production with and into Resources, Resources has now succeeded to the position of Managing Partner of the Partnership; and

      WHEREAS, Resources, as Managing Partner, desires to amend the Agreement in order to reflect Resources as the new Managing Partner.

      NOW,  THEREFORE,  in  consideration  of  the  covenants,   conditions  and
agreements herein contained, the parties hereto hereby agree as follows:

       All references in the Agreement to Geodyne Production Company as Managing Partner are hereby amended to reflect, instead, Geodyne Resources, Inc. as Managing Partner.

       IN WITNESS WHEREOF, the parties hereto have hereunto set their hands as of the 1st day of July, 1996.

                                          Geodyne Production Company
                                          by Geodyne Resources, Inc.
                                          as successor by merger

                                          By: /s/ Dennis R. Neill
                                              ---------------------------
                                              Dennis R. Neill
                                              President

                                          Geodyne Resources, Inc.
                                          as Managing Partner

                                          By: /s/ Dennis R. Neill
                                              ---------------------------
                                              Dennis R. Neill
                                              President

                                          Geodyne Energy Income Limited
                                          Partnership II-D
                                          as General Partner

                                          By  Geodyne Resources, Inc.
                                              General Partner

                                          By: /s/ Dennis R. Neill
                                              ---------------------------
                                              Dennis R. Neill
                                              President


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